Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Operating revenue
Management fee revenue, net	$234,120	$232,089	$692,737	$690,432
Premiums earned	52,057	51,892	155,719	155,988
Service agreement revenue	8,340	7,470	23,480	22,186

Total operating revenue	294,517	291,451	871,936	868,606

Operating expenses
Cost of management operations	195,297	200,913	577,754	576,768
Losses and loss adjustment expenses incurred	37,185	30,766	104,768	92,789
Policy acquisition and other underwriting expenses	12,311	13,090	36,592	36,779

Total operating expenses	244,793	244,769	719,114	706,336

Investment (loss) income – unaffiliated
Investment income, net of expenses	10,218	12,233	33,357	40,350
Net realized (losses) gains on investments	(41,356)	3,438	(80,202)	7,550
Equity in earnings of limited partnerships	1,057	14,169	20,310	46,867

Total investment (loss) income – unaffiliated	(30,081)	29,840	(26,535)	94,767

Income before income taxes and equity in (losses) earnings of Erie Family Life Insurance	19,643	76,522	126,287	257,037
Provision for income taxes	6,011	23,669	40,550	79,767
Equity in (losses) earnings of Erie Family Life Insurance, net of tax	(9,384)	643	(10,197)	3,074

Net income	$4,248	$53,496	$75,540	$180,344

Net income per share:
Class A common stock – basic	$0.08	$0.97	$1.45	$3.17

Class A common stock – diluted	0.07	0.87	1.30	2.87

Class B common stock – basic and diluted	15.92	145.92	216.59	482.27

Weighted average shares outstanding:
Class A common stock – basic	51,376,513	55,183,547	51,984,203	56,727,315

Class A common stock – diluted	57,533,591	61,370,219	58,141,281	62,935,587

Class B common stock – basic and diluted	2,551	2,559	2,551	2,568

Dividends declared per share:
Class A common stock	$0.44	$0.40	$1.32	$1.20

Class B common stock	66.00	60.00	198.00	180.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Management operations
Management fee revenue	$247,723	$245,585	$733,131	$730,691
Service agreement revenue	8,340	7,470	23,480	22,186

Total revenue from management operations	256,063	253,055	756,611	752,877
Cost of management operations	206,652	212,601	611,426	610,377

Income from management operations	49,411	40,454	145,185	142,500

Insurance underwriting operations
Premiums earned	52,057	51,892	155,719	155,988

Losses and loss adjustment expenses incurred	37,185	30,766	104,768	92,789
Policy acquisition and other underwriting expenses	14,559	14,898	43,313	43,429

Total losses and expenses	51,744	45,664	148,081	136,218

Underwriting income	313	6,228	7,638	19,770

Investment operations
Investment income, net of expenses	10,218	12,233	33,357	40,350
Net realized (losses) gains on investments	(41,356)	3,438	(80,202)	7,550
Equity in earnings of limited partnerships	1,057	14,169	20,310	46,867
Equity in (losses) earnings of Erie Family Life Insurance	(10,090)	692	(10,965)	3,304

Net (loss) revenue from investment operations	(40,171)	30,532	(37,500)	98,071

Income before income taxes	9,553	77,214	115,323	260,341
Provision for income taxes	5,305	23,718	39,783	79,997

Net income	$4,248	$53,496	$75,540	$180,344

Net income per share – Class A basic	$0.08	$0.97	$1.45	$3.17

Net income per share – Class A diluted	0.07	0.87	1.30	2.87

Net income per share – Class B basic and diluted	15.92	145.92	216.59	482.27

Weighted average shares outstanding - Class A diluted	57,534	61,370	58,141	62,936

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. We elected the fair value measurement option for our common stock portfolio effective January 1, 2008. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized losses/gains on investments on the Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended September 30, 2008 and 2007:

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
(in thousands, except per share data)
	(Unaudited)		(Unaudited)
Operating income	$31,129	$51,261	$127,671	$175,436
Net realized (losses) gains on investments	(41,356)	3,438	(80,202)	7,550
Income tax benefit (expense) on realized (losses) gains	14,475	(1,203)	28,071	(2,642)

Realized (losses) gains, net of income taxes	(26,881)	2,235	(52,131)	4,908

Net income	$4,248	$53,496	$75,540	$180,344

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007

	(Unaudited)		(Unaudited)
Per Class A share – diluted:
Operating income	$0.54	$0.84	$2.20	$2.79
Net realized (losses) gains on investments	(0.72)	0.05	(1.38)	0.12
Income tax benefit (expense) on realized (losses) gains	0.25	(0.02)	0.48	(0.04)

Realized (losses) gains, net of income taxes	(0.47)	0.03	(0.90)	0.08

Net income	$0.07	$0.87	$1.30	$2.87

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	September 30,	December 31,
	2008	2007
	(Unaudited)
Assets
Investments
Available-for-sale securities, at fair value:
Fixed maturities	$596,728	$703,406
Equity securities	68,868	218,270
Trading securities, at fair value	74,506	0
Other invested assets	313,206	297,059

Total investments	1,053,308	1,218,735
Cash and cash equivalents	18,158	31,070
Equity in Erie Family Life Insurance	42,264	59,046
Premiums receivable from policyholders	261,020	243,612
Receivables from affiliates	1,185,975	1,177,830
Other assets	174,201	148,330

Total assets	$2,734,926	$2,878,623

Liabilities and shareholders’ equity
Liabilities
Unpaid losses and loss adjustment expenses	$995,603	$1,026,531
Unearned premiums	445,831	421,263
Other liabilities	359,709	379,550

Total liabilities	1,801,143	1,827,344
Total shareholders’ equity	933,783	1,051,279

Total liabilities and shareholders’ equity	$2,734,926	$2,878,623

Book value per share	$16.24	$17.68

Shares outstanding	57,499	59,461

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
(dollars in thousands)
Property and Casualty Group insurance underwriting operations (SAP basis)
	(Unaudited)		(Unaudited)
Direct underwriting results
Direct written premium	$989,291	$981,539	$2,937,724	$2,927,965

Premiums earned	956,771	953,878	2,857,056	2,859,727

Loss and loss adjustment expenses incurred	695,208	547,077	1,900,836	1,662,200
Policy acquisition and other underwriting expenses	271,140	272,741	810,256	811,512

Total losses and expenses	966,348	819,818	2,711,092	2,473,712

Direct underwriting (loss) income	(9,577)	134,060	145,964	386,015

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	831	(3,342)	486	(6,892)
Assumed involuntary	15,497	(5,802)	13,092	16,477
Less: Ceded	(3,313)	5,824	14,984	20,482

Nonaffiliated reinsurance underwriting income (loss)	19,641	(14,968)	(1,406)	(10,897)

Net underwriting income (SAP basis)	$10,064	$119,092	$144,558	$375,118

Erie Indemnity insurance underwriting operations (SAP to GAAP basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (SAP basis)	$554	$6,550	$7,951	$20,631
SAP to GAAP adjustments	(241)	(322)	(313)	(861)

Indemnity underwriting income before tax (GAAP basis)	$313	$6,228	$7,638	$19,770

Property & Casualty Group (SAP basis)
Net basis:
Loss and LAE ratio	70.7%	58.6%	66.7%	58.8%
Underwriting ratio	27.0	27.3	27.2	27.0
Policyholder dividends ratio	—	0.2	0.1	0.2

Statutory combined ratio	97.7	86.1	94.0	86.0

Adjusted combined ratio, excluding profit component	93.6	82.3	89.8	81.8

Direct business:
Loss ratio points from prior accident year reserve development – redundancy	(0.4)	(7.8)	(3.2)	(7.5)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(1.0)	(1.0)	(2.0)	(2.0)

Total loss ratio points from prior accident years	(1.4)	(8.8)	(5.2)	(9.5)

Loss ratio points from catastrophes	5.6	3.4	3.4	2.0
Erie Indemnity Company
GAAP combined ratio	99.4	88.0	95.1	87.3
GAAP loss ratio points from catastrophes	5.7	3.4	3.4	2.0

SAP basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In our opinion, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Nine	Nine
	months ended	months ended	months ended	months ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
(dollars in thousands)
Statutory accounting basis	(Unaudited)		(Unaudited)
Premiums earned	$902,260	$899,455	$2,694,802	$2,702,322
Losses, loss adjustment expenses and
underwriting expenses	892,731	786,908	2,558,171	2,347,799

Net underwriting income	9,529	112,547	136,631	354,523

Total investment (loss) income	(269,878)	109,933	(294,141)	459,514

(Loss) income before income taxes	(260,349)	222,480	(157,510)	814,037
Federal income tax expense	15,800	101,778	129,164	284,297

Net (loss) income	($276,149)	$120,702	($286,674)	$529,740

	As of	As of
	September 30,	December 31,
	2008	2007
(dollars in thousands)
Statutory accounting basis	(Unaudited)
Cash and invested assets	$8,298,134	$8,927,997
Other assets	1,469,154	1,033,852

Total assets	$9,767,288	$9,961,849

Loss, loss adjustments expense and
unearned premium reserves	$4,941,535	$4,848,549
Other liabilities	405,337	345,776

Total liabilities	5,346,872	5,194,325

Policyholders’ surplus	4,420,416	4,767,524

Total liabilities and policyholders’ surplus	$9,767,288	$9,961,849

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Nine months	Nine months
	ended	ended		ended	ended
	September 30,	September 30,	%	September 30,	September 30,	%
	2008	2007	Change	2008	2007	Change
(dollars in thousands)
Private passenger auto	$122,011	$120,242	1.5%	$352,065	$347,611	1.3%
Homeowners	52,266	51,589	1.3	141,806	140,248	1.1
Commercial multi-peril	25,877	25,491	1.5	84,570	84,371	0.2
Commercial auto	18,351	18,546	-1.1	60,707	61,463	-1.2
Workers compensation	15,831	17,462	-9.3	56,535	61,758	-8.5
All other lines of business	12,987	12,055	7.7	38,748	36,540	6.0

	247,323	245,385	0.8	734,431	731,991	0.3
Change in allowance for management fee returned on cancelled policies	400	200		(1,300)	(1,300)

Management fee revenue, net of allowance	$247,723	$245,585	0.9%	$733,131	$730,691	0.3%

Management fee rate	25.00%	25.00%		25.00%	25.00%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
09/30/2006	1,636,947	(0.9)%	1,373,763	1.4%	298,361	4.6%	3,309,071	0.5%
12/31/2006	1,633,882	(0.4)	1,377,965	1.8	301,497	5.2	3,313,344	1.0
03/31/2007	1,635,714	0.0	1,384,856	2.1	305,591	5.4	3,326,161	1.3
06/30/2007	1,644,561	0.4	1,398,034	2.3	311,761	5.9	3,354,356	1.7
09/30/2007	1,649,801	0.8	1,408,114	2.5	316,786	6.2	3,374,701	2.0
12/31/2007	1,651,234	1.1	1,413,712	2.6	321,431	6.6	3,386,377	2.2
03/31/2008	1,655,869	1.2	1,420,250	2.6	325,926	6.7	3,402,045	2.3
06/30/2008	1,667,446	1.4	1,433,504	2.5	332,922	6.8	3,433,872	2.4
09/30/2008	1,677,151	1.7	1,446,779	2.7	340,566	7.5	3,464,496	2.7

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
09/30/2006	119,555	0.8%	217,763	2.3%	54,379	(4.4)%	92,687	2.9%	484,384	1.2%
12/31/2006	119,801	0.9	218,542	2.4	53,923	(4.1)	92,687	2.7	484,953	1.3
03/31/2007	119,907	1.1	219,300	2.3	53,498	(3.2)	92,857	2.8	485,562	1.5
06/30/2007	121,587	1.8	223,670	3.0	53,955	(1.7)	94,612	3.3	493,824	2.2
09/30/2007	122,154	2.2	226,302	3.9	54,341	(0.1)	96,167	3.8	498,964	3.0
12/31/2007	122,558	2.3	228,214	4.4	54,720	1.5	96,464	4.1	501,956	3.5
03/31/2008	122,882	2.5	229,577	4.7	54,927	2.7	96,511	3.9	503,897	3.8
06/30/2008	123,955	1.9	234,393	4.8	55,801	3.4	97,745	3.3	511,894	3.7
09/30/2008	124,418	1.9	236,994	4.7	56,381	3.8	98,786	2.7	516,579	3.5

		12-mth.
	Total All	growth
Date	Lines	rate
09/30/2006	3,793,455	0.6%
12/31/2006	3,798,297	1.0
03/31/2007	3,811,723	1.3
06/30/2007	3,848,180	1.8
09/30/2007	3,873,665	2.1
12/31/2007	3,888,333	2.4
03/31/2008	3,905,942	2.5
06/30/2008	3,945,766	2.5
09/30/2008	3,981,075	2.8

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
09/30/2006	90.5%	87.8%	89.2%	86.0%	85.8%	86.7%	89.2%
12/31/2006	90.8	87.7	89.4	86.0	85.7	87.1	89.5
03/31/2007	91.0	88.0	89.7	86.1	86.2	87.2	89.7
06/30/2007	91.1	88.1	89.9	86.0	86.3	87.6	89.9
09/30/2007	91.3	88.2	90.1	86.1	86.8	87.5	90.0
12/31/2007	91.5	88.2	90.3	86.0	86.8	87.8	90.2
03/31/2008	91.6	88.4	90.5	86.5	87.6	87.9	90.4
06/30/2008	91.6	87.9	90.7	86.2	87.5	88.1	90.4
09/30/2008	91.7	87.8	91.0	86.0	87.2	88.2	90.5

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
09/30/2006	$1,122	(4.8)%	$530	(2.9)%	$348	0.3%	$806	(4.7)%
12/31/2006	1,110	(5.5)	526	(3.1)	349	0.3	797	(5.2)
03/31/2007	1,100	(5.3)	524	(2.8)	349	0.0	791	(4.9)
06/30/2007	1,094	(4.0)	520	(2.8)	351	0.9	786	(3.9)
09/30/2007	1,093	(2.6)	519	(2.1)	352	1.1	783	(2.9)
12/31/2007	1,092	(1.6)	518	(1.5)	353	1.1	782	(1.9)
03/31/2008	1,091	(0.8)	518	(1.1)	354	1.4	781	(1.3)
06/30/2008	1,088	(0.5)	514	(1.2)	353	0.6	777	(1.1)
09/30/2008	1,086	(0.6)	511	(1.5)	354	0.6	774	(1.1)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers Comp.	change	CML* Lines	change	Lines	change
09/30/2006	$2,705	(3.0)%	$6,047	(0.9)%	$1,669	(1.5)%	$2,416	(3.0)%
12/31/2006	2,687	(3.4)	5,985	(3.7)	1,657	(2.8)	2,393	(4.3)
03/31/2007	2,664	(4.1)	5,914	(5.7)	1,641	(4.0)	2,365	(5.4)
06/30/2007	2,627	(3.8)	5,901	(3.9)	1,616	(3.6)	2,333	(4.5)
09/30/2007	2,600	(3.9)	5,780	(4.4)	1,592	(4.6)	2,295	(5.0)
12/31/2007	2,577	(4.1)	5,602	(6.4)	1,581	(4.6)	2,262	(5.5)
03/31/2008	2,568	(3.6)	5,453	(7.8)	1,576	(4.0)	2,240	(5.3)
06/30/2008	2,530	(3.7)	5,236	(11.3)	1,546	(4.3)	2,187	(6.3)
09/30/2008	2,514	(3.3)	5,067	(12.3)	1,536	(3.5)	2,157	(6.0)

		12-mth.
	Total All	percent
Date	Lines	change
09/30/2006	$1,011	(4.2)%
12/31/2006	1,001	(4.8)
03/31/2007	991	(5.1)
06/30/2007	984	(4.1)
09/30/2007	978	(3.3)
12/31/2007	973	(2.8)
03/31/2008	969	(2.2)
06/30/2008	960	(2.4)
09/30/2008	953	(2.6)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended				Three Months ended
	September 30, 2008				September 30, 2007
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
	Calendar*	Development		Year		Development		Year
		Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private passenger auto	82.9%	-3.5%	0.6%	85.8%	79.0%	-10.4%	0.7%	88.7%
Homeowners	116.6%	0.8%	4.0%	111.8%	87.0%	-1.6%	2.2%	86.4%
Other personal lines	68.2%	-11.4%	0.2%	79.4%	78.3%	-0.4%	0.2%	78.5%
Total personal lines	91.6%	-2.6%	4.8%	89.4%	81.3%	-7.5%	3.0%	85.8%
Commercial multi-peril	119.2%	4.2%	0.8%	114.2%	94.0%	-9.6%	0.2%	103.4%
Commercial auto	81.0%	0.0%	0.0%	81.0%	70.3%	-17.7%	0.1%	87.9%
Workers compensation	115.8%	6.6%	0.0%	109.2%	84.9%	-1.7%	0.0%	86.6%
Other commercial lines	144.3%	22.7%	0.0%	121.6%	73.3%	10.7%	0.0%	62.6%
Total commercial lines	109.4%	4.9%	0.8%	103.7%	83.6%	-8.4%	0.4%	91.6%
Grand total – direct business only	96.6%	-0.4%	5.6%	91.4%	81.7%	-7.8%	3.4%	86.1%

	Nine Months Ended				Nine Months Ended
	September 30, 2008				September 30, 2007
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
	Calendar*	Development		Year		Development		Year
		Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private passenger auto	83.8%	-5.7%	0.4%	89.1%	79.6%	-11.4%	0.3%	90.7%
Homeowners	98.3%	-3.3%	2.4%	99.2%	84.9%	-2.4%	1.4%	85.9%
Other personal lines	75.5%	-6.4%	0.1%	81.8%	85.6%	4.2%	0.1%	81.3%
Total personal lines	87.5%	-5.1%	2.9%	89.7%	81.3%	-8.3%	1.8%	87.8%
Commercial multi-peril	100.8%	0.0%	0.4%	100.4%	90.4%	-4.6%	0.1%	94.9%
Commercial auto	79.3%	-6.6%	0.1%	85.8%	73.5%	-13.6%	0.1%	87.0%
Workers compensation	107.0%	5.9%	0.0%	101.1%	88.3%	1.1%	0.0%	87.2%
Other commercial lines	108.5%	23.0%	0.0%	85.5%	55.9%	-4.7%	0.0%	60.6%
Total commercial lines	97.0%	1.3%	0.5%	95.2%	82.8%	-5.6%	0.2%	88.2%
Grand total – direct business only	90.3%	-3.2%	3.4%	90.1%	81.8%	-7.5%	2.0%	87.3%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.